UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026 (June 10, 2026)

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603
(Address of Principal Executive Office) (Zip Code)

(312) 614-0950
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 10, 2026, the board of directors (the “Board”) of Professional Diversity Network, Inc. (the “Company”) adopted amendments to the Company’s Second Amended and Restated Bylaws (the “Bylaws”), effective as of the same date.

The amendments revise certain provisions relating to stockholder meetings and voting standards. Specifically:

1.
Change of Quorum Requirement. Article II, Section 2.6 of the Bylaws was amended to reduce the quorum requirement for stockholder meetings from a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, to one-third (1/3) of the aggregate voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy.

2.
 Voting Standard (Other Than Election of Directors). Article II, Section 2.9 of the Bylaws was amended to change the voting standard for matters other than the election of directors from requiring the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter to requiring the affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter, except as otherwise required by applicable law, the Company’s certificate of incorporation or the Bylaws.

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Bylaws, which is filed as Exhibit 3.1(ii) to this Current Report on Form 8‑K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1(ii)	Amendment to the Second Amended and Restated Bylaws of the Company, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: June 11, 2026	By:	/s/ Yiran Gu
	Name:	Yiran Gu
	Title:	Chief Financial Officer